AMENDMENT NO. 1
                                 PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated October 7, 1996, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, AIM Distributors, Inc., a Delaware Corporation and IDS Life Insurance Company, a Minnesota Life Insurance Company, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                    SCHEDULE A

------------------------------------- -------------------------------- --------------------------------------
                                        SEPARATE ACCOUNTS UTILIZING
FUNDS AVAILABLE UNDER THE CONTRACTS               SOME OR                CONTRACTS FUNDED BY THE SEPARATE
                                             ALL OF THE FUNDS                        ACCOUNTS
------------------------------------- -------------------------------- --------------------------------------
------------------------------------- -------------------------------- --------------------------------------
AIM V.I. Capital Appreciation Fund    IDS Life Variable Account 10     o    Flexible Premium Deferred
AIM V.I. Capital Development Fund                                           Variable Annuity Contract Form
AIM V.I. Growth and Income Fund       IDS Life Variable Life                No. 31030, 31031, 31032-IRA,
                                      Separate Account                      31043, 31044, 31045-IRA, 31046,
                                                                            31047, 31048-IRA and any state
                                                                            variations thereof.
                                                                       o    Flexible Premium Variable
                                                                            Life Insurance Policy Form No.
                                                                            30060 and any state variation
                                                                            thereof.
                                                                       o    Flexible Premium
                                                                            Survivorship Variable Life
                                                                            Insurance Policy Form No. 30090
                                                                            and state variations thereof.
------------------------------------- -------------------------------- --------------------------------------


All other terms and provisions of the Agreement not amended herein shall remain the full force and effect.

Effective Date: ____________________________


                                              AIM VARIABLE INSURANCE FUNDS, INC.


Attest: _____________________              By: ______________________________
Name:    Nancy L. Martin Name:                 Robert H. Graham
Title:   Assistant Secretary                   Title:   President


                                             AIM DISTRIBUTORS, INC.


Attest: _____________________              By: ______________________________
Name:    Nancy L. Martin Name:                 Michael J. Cemo
Title:   Assistant Secretary                   Title:   President


                                         IDS LIFE INSURANCE COMPANY


Attest: _____________________              By: ______________________________
Name:    William A. Stoltzmann             Name: Richard W. Kling
Title:   Secretary                               Title:   President